                                                                    Exhibit 99.7


                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: December 1, 1997 to December 31, 1997


Statement for Class A, Class B and Class C Noteholders, and Certificateholders                    Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                       Class A/Class B/Class C
                                                                                                     Certificate Amount
                                                                                                     ------------------
(i)  Principal Distribution
          Class A-1 Note  Amount                                                   0.00                   0.0000000
          Class A-2 Note  Amount                                                   0.00                   0.0000000
          Class A-3 Note  Amount                                                   0.00                   0.0000000
          Class A-4 Note  Amount                                                   0.00                   0.0000000
          Class A-5 Note  Amount                                                   0.00                   0.0000000
          Class A-P Note Amount                                                    0.00                   0.0000000
          Class B  Note  Amount                                                    0.00                   0.0000000
          Class C Note Amount                                                      0.00                   0.0000000
          Certificates  Amount                                                     0.00                   0.0000000


(ii)  Interest Distribution
          Class A-1 Note  Amount                                                   0.00                   0.0000000
          Class A-2 Note  Amount                                                   0.00                   0.0000000
          Class A-3 Note  Amount                                                   0.00                   0.0000000
          Class A-4 Note  Amount                                                   0.00                   0.0000000
          Class A-5 Note  Amount                                                   0.00                   0.0000000
          Class A-P Note Amount                                                    0.00                   0.0000000
          Class B  Note  Amount                                                    0.00                   0.0000000
          Class C Note Amount                                                      0.00                   0.0000000
          Certificates  Amount                                                     0.00                   0.0000000


(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)  1,080,000,000.00


(iv)    Class A-1 Notes Balance (end of Collection Period)                        268,000,000.00
        Class A-1 Pool Factor (end of Collection Period)                          1.0000000
        Class A-2 Notes Balance (end of Collection Period)                        132,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                          1.0000000
        Class A-3 Notes Balance (end of Collection Period)                        150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                          1.0000000
        Class A-4 Notes Balance (end of Collection Period)                        148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                          1.0000000
        Class A-5 Notes Balance (end of Collection Period)                        151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                          1.0000000
        Class A-P Notes Balance (end of Collection Period)                        125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                          1.0000000

                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: December 1, 1997 to December 31, 1997


Statement for Class A, Class B and Class C Noteholders and Certificateholders                   Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                     Class A/Class B/Class C
                                                                                                   Certificate Amount
                                                                                                   ------------------

(iv) (continued)
        Class B Notes Balance (end of Collection Period)                         63,620,000.00
        Class B Pool Factor (end of Collection Period)                          1.0000000
        Class C Notes Balance (end of Collection Period)                         24,300,000.00
        Class C Pool Factor (end of Collection Period)                          1.0000000
        Certificates Balance (end of Collection Period)                          17,280,000.00
        Certificates Pool Factor (end of Collection Period)                     1.0000000


(v)  Basic Servicing Fee                                                                 00.00         0.0000000


(vi)   Aggregate Net Losses                                                              00.00


(vii)   Reserve Account Balance after Giving Effect to Payments                  41,838,607.00
       Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments        41,838,607.00
       Made on Distribution Date
        Draws on Reserve Account                                                          0.00
        Deposits to Reserve Account                                                       0.00
       Class C Reserve Account Balance after Giving Effect to Payments            5,229,826.00
       Made on Distribution Date
       Class C Specified Reserve Account Balance after Giving Effect to Payments  5,229,826.00
       Made on Distribution Date
        Draws on Reserve Account                                                          0.00
        Deposits to Reserve Account                                                       0.00


(viii)   Class A-1 Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class A-2 Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class A-3 Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class A-4 Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class A-5 Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class A-P Notes Interest Carryover Shortfall                                     0.00         0.0000000
         Class B Notes Interest Carryover Shortfall                                       0.00         0.0000000
         Class C Notes Interest Carryover Shortfall                                       0.00         0.0000000
         Certificates Interest Carryover Shortfall                                        0.00         0.0000000

                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: December 1, 1997 to December 31, 1997


Statement for Class A, Class B and Class C Noteholders and Certificateholders                          Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                            Class A/Class B/Class C
                                                                                                          Certificate Amount
                                                                                                          ------------------

(viii)  (continued)
         Class A-1 Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class A-P Notes Principal Carryover Shortfall                                           0.00          0.0000000
         Class B Notes Principal Carryover Shortfall                                             0.00          0.0000000
         Class C Notes Principal Carryover Shortfall                                             0.00          0.0000000
         Certificates Principal Carryover Shortfall                                              0.00          0.0000000

(ix)  Additional Principal Distributable Amount                                                  0.00

(x)    Aggregate Purchase Amount of Receivables Repurchased by the                               0.00
       Seller or purchased by Servicer

(xi)  Delinquent Contracts                                                      Number                    Balance
                                                                                ---------------------------------
           30-59 Days                                                           0                   $0.00
           60-89 Days                                                           0                   $0.00
           90 Days or More                                                      0                   $0.00





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